UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934.

Filed by the Registrant		☒

Filed by Party other than the Registrant		☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
☒	Definitive Information Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CARDTREND INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter.)

Commission File number 000-30013

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid;
2.	Form, Schedule or Registration Statement No.
3.	Filing Party:
4.	Date Filed:

CARDTREND INTERNATIONAL, INC.
800 5th Avenue, Suite 4100
Seattle, Washington 98104
(206) 447-1379

December 15, 2008

To Our Stockholders:

On behalf of the Board of Directors and management of CARDTREND INTERNATIONAL, INC., I cordially invite you to attend a Special Meeting of CARDTREND INTERNATIONAL's stockholders to be held on Thursday, January 15, 2009, at 11:00 a.m., local time, at Unit 506, Block D, Pusat Perdagangan Phileo Damansara 1, No. 9, Jalan 16/11, Off Jalan Damansara, 46350 Petaling Jaya, Selangor, Malaysia.

The matter to be considered at the meeting is:

An amendment to the Company's Amended and Restated Articles of Incorporation ("Articles of Incorporation") to increase the number of authorized shares of Common Stock from two hundred fifty million (250,000,000) to five hundred million (500,000,000), par value $0.001 per share.

It is extremely important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting in person, you are requested to mark, sign, date and return the enclosed proxy promptly in the pre-addressed return envelope provided or give your proxy by scanning and emailing it or faxing it by following the instructions on the proxy card.

Sincerely,

KATHERINE YOKE-LIN TUNG
Katherine Yoke-Lin Tung
Secretary

CARDTREND INTERNATIONAL, INC.
800 5th Avenue, Suite 4100
Seattle, Washington 98104
(206) 447-1379

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

January 15, 2009

Notice is hereby given that a Special Meeting of Stockholders of CARDTREND INTERNATIONAL, INC. (the Company) will be held on Thursday, January 15, 2009, at 11:00 a.m., local time, at Unit 506, Block D, Pusat Perdagangan Phileo Damansara 1, No. 9, Jalan 16/11, Off Jalan Damansara, 46350 Petaling Jaya, Selangor, Malaysia, for the purpose of considering and acting upon the following proposal:

An amendment to the Company's Articles of Incorporation ("Articles of Incorporation") to increase the number of authorized shares of Common Stock from two hundred fifty million (250,000,000) to five hundred million (500,000,000), par value $0.001 per share (" Share Increase Amendment").

The Special Meeting may be adjourned or postponed from time to time (including to obtain a quorum or solicit additional votes in favor of the proposal), and at any reconvened meeting action on the proposed amendments to the Articles of Incorporation may be taken without further notice to stockholders unless required by our Bylaws.

If you were a stockholder of record at the close of business on December 12, 2008, you are entitled to notice of and to vote at the Special Meeting and any adjournment or postponements thereof.

By order of the Board of Directors, KATHERINE YOKE-LIN-TUNG Katherine Yoke-Lin Tung
December 15, 2008	Secretary

IMPORTANT: Whether or not you plan to attend, so that your vote will be counted at the Special Meeting, please mark, sign, date and return the enclosed proxy promptly, using the pre-addressed return envelope enclosed, or give your proxy by scanning and emailing it or faxing it by following the instructions on the proxy card.

CARDTREND INTERNATIONAL, INC.
800 5th Avenue, Suite 4100
Seattle, Washington 98104
(206) 447-1379

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 15, 2009

Date of the Proxy Statement - December 15, 2008

GENERAL INFORMATION

Information About the Special Meeting

The Special Meeting will be held on Thursday, January 15, 2009, at 11:00 a.m., local time, at Unit 506, Block D, Pusat Perdagangan Phileo Damansara 1, No. 9, Jalan 16/11, Off Jalan Damansara, 46350 Petaling Jaya, Selangor, Malaysia.

Information About this Proxy Statement

We sent you this Proxy Statement and the enclosed proxy card because Cardtrend International's Board of Directors is soliciting your proxy to vote your shares at the Special Meeting. If you own Cardtrend International Common Stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Katherine Yoke-Lin Tung, Cardtrend International's Secretary at (206) 447-1379. This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the "SEC") and which is designed to assist you in voting your shares. On or about December 15, 2008, we began mailing this Proxy Statement and the enclosed proxy card to all stockholders of record at the close of business on December 12, 2008.

Matters to be Voted on at the Special Meeting

The amendment of our Articles of Incorporation to increase the number of authorized shares of Common Stock from two hundred fifty million (250,000,000) to five hundred million (500,000,000), par value $0.001 per share ("Share Increase Amendment").

The Board recommends that you vote FOR the Share Increase Amendment.

Information About Voting

Stockholders can vote on matters presented at the Special Meeting in two ways:

(a) By Proxy. You can vote by signing, dating and returning the enclosed proxy card promptly using the pre-addressed return envelope or give your proxy by scanning and emailing it to Jamie@pacificstocktransfer.com or fax it to +1(702) 433-1979. If you do this, the proxies will vote your shares in the manner you indicate. If you do not indicate instructions on the card, your shares will be voted FOR the proposed amendments.

(b) In Person. You may attend the Special Meeting and cast your vote in person.

You may revoke your proxy at any time before it is exercised by sending a written notice (or other verifiable form of communication) notice of revocation to Cardtrend International's Secretary, Katherine Yoke-Lin Tung, prior to the Special Meeting, or by submitting a later-dated proxy to us.

Each Cardtrend International share of Common Stock is entitled to one vote. As of the record date, December 12, 2008, there were 155,818,136 shares of Common Stock outstanding. There were no shares of Cardtrend International Preferred Stock outstanding. Holders of a majority of the outstanding Common Stock must approve of the proposal in order for it to pass.

Information Regarding Tabulation of the Vote

Cardtrend International will appoint one or more inspectors of election to act at the special meeting and to make a written report thereof. Prior to the special meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares of Common Stock outstanding and the voting power of each, determine the shares of Common Stock represented at the annual meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The determination of the inspectors as to the validity of proxies will be final and binding.

Dissenter's Rights

The Nevada General Corporation Law does not provide for dissenters' rights in connection with any of the actions described in this Proxy Statement, and we will not provide stockholders with any such right independently.

Quorum Requirement

A quorum of stockholders is necessary to hold a valid meeting. Under the Bylaws, holders of Common Stock entitled to exercise a majority of the voting power of us, present in person or by proxy, shall constitute a quorum. Abstentions and broker non-votes, if any, are counted as present for establishing a quorum.

Information About Votes Necessary for Proposal to be Adopted

Approval by holders of a majority of the outstanding Common Stock will be required to approve the amendment to increase in the authorized shares of Common Stock from two hundred fifty million (250,000,000) to five hundred million (500,000,000).

Abstentions and broker non-votes, if any, will be counted as votes against the amendments.

As of December 12, 2008, there were approximately 100 holders of record of outstanding shares of Common Stock (excluding beneficial owners in ‘street names’).

Revocation of Proxies

If you give a proxy, you may revoke it at any time before it is exercised by giving notice to Cardtrend International's Secretary in writing or by means of other verifiable communication prior to the Special Meeting or by submitting a later-dated proxy to us.

Costs of Proxy Solicitation

Cardtrend International will pay all the costs of soliciting these proxies except for the costs of returning your proxy card. In addition to solicitation by mail, proxies may be solicited personally, by telephone or personal interview by an officer or regular employee of Cardtrend International. Cardtrend International will also ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies, and reimburse them for expenses.

INFORMATION ABOUT CARDTREND INTERNATIONAL COMMON SHARE OWNERSHIP

Beneficial Ownership of Shares

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of December 12, 2008 of each officer and director and by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of Common and/or Preferred Stock.

Where the Number of Shares Beneficially Owned includes shares which may be purchased upon the exercise of outstanding stock options or warrants which are or within sixty days will become exercisable ("Exercisable Options” or “Exercisable Warrants") the percentage of class reported in this column has been calculated assuming the exercise of such.

Name and address of
Beneficial Owner	Amount and Nature of Beneficial		Percent
Officers and Directors:(1)	Ownership		of Class

Ng King Kau (2)	5,807,736	Common Stock	3.50%
	1,175,000	Exercisable Options	0.71%

Low Kok Keng (3)	14,865,927	Common Stock	8.95	. %
	865,000	Exercisable Options	0.52%

Choo Jee Sam (4)	7,040,611	Common Stock	4.24%
	275,000	Exercisable Options	0.17%
	7,040,611	Exercisable Warrants	4.24%

Chen Yu Hua (5)	4,000,000	Common Stock	2.41%
	300,000	Exercisable Options	0.18%

Wong Chee Leong (6)	0	Common Stock	0%
	515,000	Exercisable Options	0.31%

Katherine Yoke-Lin Tung (7)	0	Common Stock	0%
	50,000	Exercisable Options	0.03%

All Officers and Directors as a Group	31,714,274	Common Stock	19.10%
	3,180,000	Exercisable Options	1.92%
	7,040,611	Exercisable Warrants	4.24%

		Common Stock,
Total No. of Shares Beneficially Owned by the Group	41,934,885	Exercisable Options
		and Exercisable
		Warrants

		Common Stock,
		Exercisable Options
Total No. of Shares Outstanding plus Exercisable	166,038,747	and Exercisable	100.00%
		Warrants

(1)	The address for each of the Company's directors and executive officers is the Company's principal offices, Cardtrend International, Inc. 800 5th Avenue, Suite 4100, Seattle, WA 98104.

(2)	Director & Chief Executive Officer.

(3)

Director & Chief Operating Officer. Mr. Low's beneficial ownership of shares of Common Stock does include 4,000,000 shares of Common Stock owned by his spouse as to which Mr. Low disclaims his beneficial ownership

(4)	Director & Chairman.

(5)	Director & Chief Officer, China.

(6)	Chief Financial Officer

(7)	Secretary & Treasurer

THE PROPOSAL

SHARE INCREASE AMENDMENT

The Board of Directors has approved, subject to stockholders’ approval, an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from two hundred fifty million (250,000,000) to five hundred million (500,000,000), par value $0.001 per share. The Board of Directors has determined that this amendment is advisable and in the best interests of us and our stockholders.

At the Special Meeting, stockholders will be asked to consider and vote upon this amendment. The Board of Directors recommends that stockholders vote FOR the Share Increase Amendment.

Reasons for the Amendment

We are currently authorized to issue 250,000,000 shares of Common Stock. Currently, there are 155,818,136 shares of Common Stock outstanding. After the increase in the authorized number of shares of Common Stock, there will be available for issuance, 344,181,864 shares of our Common Stock. The par value of our Common Stock will remain $0.001 per share. The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of common stock. The Share Increase Amendment will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock would remain unchanged under the Share Increase Amendment.

The availability of additional authorized shares of Common Stock will enable us to satisfy our obligations to holders of the Company’s convertible loan notes.

More generally, the increase in the authorized number of shares of Common Stock will enable us to engage in (i) possible future financings and (ii) such other corporate purposes as the Board of Directors determines in its discretion. These corporate purposes may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits under our employee benefit plans.

Certain Effects of the Amendment

The increase in authorized shares of Common Stock is not being proposed as a means of preventing or dissuading a change in control or takeover of us. However, use of these shares for such a purpose is possible. Authorized but unissued or unreserved Common Stock and Preferred Stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of us or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the increase in authorized shares of Common Stock, if approved, may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and our executive officers have no knowledge of any current effort to obtain control of us or to accumulate large amounts of shares of our common stock.

The holders of shares of our Common Stock are not entitled to preemptive rights with respect to the issuance of additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. Accordingly, the issuance of additional shares of our Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

The proposed amendment to the Articles of Incorporation does not change the terms of the Common Stock. The additional shares of Common Stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.

We could also use the additional shares of Common Stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of the Common Stock. Any such transaction may require us to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect our business and financial results.

If approved by stockholders, it is anticipated that the amendment to the Articles of Incorporation will become effective upon the filing of a certificate of amendment with the Secretary of State for the State of Nevada, which filing is expected to occur as soon as practicable after the Special Meeting.

     The Board of Directors recommends a vote FOR the proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock to five hundred million (500,000,000).

By order of the Board of Directors, KATHERINE YOKE-LIN TUNG Katherine Yoke-Lin Tung
December 15, 2008	Secretary

SPECIAL MEETING OF STOCKHOLDERS OF
CARDTREND INTERNATIONAL, INC.

January 15, 2009

Please complete, date, sign and mail your proxy card in the pre-addressed return envelope provided or scan and email it to Jamie@pacificstocktransfer.com or fax it to +1(702) 433-1979, as soon as possible.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED PRE-ADDRESSED RETURN ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK. ALTERNATIVELY, YOU MAY SCAN AND EMAIL IT TO Jamie@pacificstocktransfer.com OR FAX IT TO +1(702) 433-1979.

THE PROPOSAL

Proposal to amend Cardtrend International, Inc.'s Articles of Incorporation to increase the authorized shares of capital stock from 250,000,000 to 500,000,000.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder	Date	Signature of Joint Stockholder	Date

Note:

Please sign exactly as your name or names appear hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership's name by authorized person.